ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2018
Discontinued Operations and Disposal Groups [Abstract]
ASSETS HELD FOR SALE
ASSETS HELD FOR SALE
Coolidge Generating Station
On December 14, 2018, TransCanada entered into an agreement to sell its Coolidge generating station in Arizona to SWG Coolidge Holdings, LLC for approximately US$465 million, subject to timing of the close and related adjustments. In January 2019, pursuant to the terms of the Coolidge PPA, Salt River Project Agriculture Improvement and Power District, the counterparty to this arrangement, exercised their right of first refusal on this sale.
The sale will result in an estimated gain of approximately $65 million ($50 million after tax) including the impact of an estimated $10 million of foreign currency translation gains. This gain will be recognized upon closing of the sale transaction, which is expected to occur mid-2019.
At December 31, 2018, the related assets and liabilities were classified as held for sale in the Energy segment as follows:

(millions of Canadian $)

Assets held for sale
Accounts receivable	6
Plant, property and equipment	537
Total assets held for sale	543
Liabilities related to assets held for sale
Other long-term liabilities	(3)
Total liabilities related to assets held for sale[1]	(3)

1	Included in Accounts payable and other on the Consolidated balance sheet.